T. Rowe Price
Limited-Term Bond Portfolio

Annual Report

December 31, 1998


Dear Investor

The investment environment was turbulent for the 12 months ended December 31, 1998, and the domestic economy showed wear after absorbing the effects of crises in Southeast Asia and Russia. Especially in the third quarter, these trends heightened investors' preference for relatively low-risk investments, such as short-term instruments and Treasuries. Your fund made moderate returns in this environment but exceeded its peer group average by a respectable margin.

Market Environment

     Over the past 12 months, global events overshadowed domestic economic and financial market developments. The lingering effects of last year's Southeast Asia collapse were evident in weakening corporate earnings reports and a growing external trade deficit, while the financial crisis in Russia this past August heightened investor discomfort with higher-risk investments. Economists, as well as the Federal Reserve, noted a worrisome trend toward global deflation. These concerns culminated in the third quarter, leading to poor worldwide market liquidity, a global credit crunch, and sharp losses for stocks and higher-risk bonds. Even though U.S. gross domestic product (GDP) growth was steady and inflation remained low, market volatility in the U.S. increased, and investors became highly risk averse.

     The Federal Reserve responded to the troubled atmosphere by reducing short-term interest rates a total of 75 basis points (three-quarters of one percent) in three moves between September and November. These actions eased the credit crunch while improving consumer and investor confidence at home. They also helped restore stability to the bond and stock markets, paving the way for a late-year rebound among the higher-risk instruments that were hurt earlier in the autumn.

     Treasuries were the chief beneficiaries of the trends toward lower rates and higher investor demand for safety. Robust demand pushed prices up and yields down on short- and intermediate-term Treasuries, as noted in the Interest Rate Levels chart. Corporate bonds did less well, although shorter-term, higher-quality issues provided decent performance. Falling rates were more problematic for mortgage-backed bonds, which struggle when home mortgage prepayments increase.


Interest Rate Levels

                           Current            5-Year              2-Year
                           Coupon             Treasury            Treasury
                           GNMA               Note                Note

12/31/97                   6.81               5.71                5.66
                           6.64               5.48                5.40
                           6.76               5.60                5.54

3/31                       6.80               5.62                5.57
                           6.76               5.72                5.66
                           6.65               5.57                5.56

6/30                       6.59               5.50                5.51
                           6.60               5.51                5.48
                           6.33               5.07                5.09

9/30                       5.96               4.24                4.31
                           6.25               4.22                4.10
                           6.25               4.62                4.64

12/31/98                   6.26               4.59                4.61


Performance and Strategy Review

     Your fund finished the six-month period with a relatively strong 4.05% return, ahead of the 3.25% gain for its Lipper peer group average. That showing contributed to a 7.28% total return for the past 12 months, again besting the peer group's 6.04% return. Six-month dividends per share remained unchanged from the prior six-month period, although in an environment of falling interest rates, 12-month dividends slipped one penny from the prior period. A strategy that emphasized higher-yielding bonds and longer maturities contributed to the superior performance.


     Performance Comparison

     Periods Ended 12/31/98                     6 Months           12 Months
     ---------------------------------------------------------------------------

     Limited-Term
     Bond Portfolio                                 4.05%               7.28%

     Lipper Variable Annuity
     Underlying Short
     Intermediate Investment-
     Grade Debt Funds Average                       3.25                6.04


     Portfolio duration was maintained at about 3.0 years, slightly longer than the Lipper average. (Duration is a measure of price sensitivity to changes in interest rates. A fund having a duration of three years will have a 3% appreciation or decline in price in response to a one-percentage-point fall or rise, respectively, in interest rates.) This strategy helped the fund post good results despite a heavy concentration in corporate bonds, which did not perform as well as Treasuries when rates fell and investors rushed to relatively safe investments in autumn. Indeed, toward the end of the period, we took profits on our Treasury holdings and shifted additional assets to corporates, which grew to 55% of assets from 49% six months ago. Some of the companies whose bonds we purchased included Rite Aid and Safeway-retailers we think will do well even if the economy weakens.


Preparing for the Year 2000

     The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

     T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.


     Our Plan of Action

     We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

     We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.


     Smooth Transition Planned

     We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

     The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

     For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

     As the period progressed, we selectively trimmed holdings in top-quality AAA bonds and added to positions in AA and BBB rated bonds with defensive characteristics, particularly in the consumer products and services sector. After the market's harsh sell-off of lower-rated securities in autumn, we found these intermediate-quality bonds to have attractive valuations, and their added income aided results. We sought to protect the fund from excessive volatility by simultaneously reducing our stake in noninvestment-grade BB and B bonds from 7% of assets to 4%, which helped keep its credit quality at a relatively high AA- average. We continued to maintain a cautious view of mortgage-backed bonds, which we trimmed significantly in the first half of the year. These issues tend to underperform when interest rates fall because their prepayment risk increases. (Prepayments occur when homeowners refinance their high-rate mortgages, causing premium-priced mortgage-backed bonds to be cashed out at par. In that case, the premium and a typically high yield are lost.) We correspondingly increased holdings of asset-backed securities, whose cash flows are more predictable and less sensitive to falling rates.


Outlook

     While there was some negative news and much concern about the state of the U.S. economy during the period, there was little convincing evidence that a recession is at hand. Indeed, we expect 1999 to be marked by slower GDP growth-perhaps below 2%-but not a recession. This slowing will place some pressure on corporate profits, but the overall economic climate should remain generally favorable for business. The Fed may be accommodative given the current low rate of inflation and the high level of economic uncertainty. Accordingly, we expect to maintain a slightly long duration compared with our Lipper peer group. We will probably keep the portfolio's corporate bond weighting in the 50% to 55% range, emphasizing higher-quality bonds in less economically sensitive sectors, and increase holdings in mortgage-backed securities in light of their recent attractive prices. Both of these sectors should help this generally high-quality portfolio to maintain a slight yield advantage. Overall, we expect a positive environment for bonds, in which returns will mainly reflect income, although some price appreciation is possible.

     Respectfully submitted,

     Edward A. Wiese
     President and Chairman of the Investment Advisory Committee

     January 20, 1999


Portfolio Highlights

Key Statistics
--------------------------------------------------------------------------------

                                                                    Periods
                                                                      Ended
                                                                   12/31/98
--------------------------------------------------------------------------------

Dividend Yield*

  6 months                                                           5.50%

  12 months                                                          5.76

Dividend Per Share

  6 months                                                           0.14

  12 months                                                          0.28

Long-Term Capital Gain Per Share                                     0.01

Change in Price Per Share

  6 months (from $4.97 to $5.02)                                     0.05

  12 months (from $4.96 to $5.02)                                    0.06

Weighted Average Maturity (years)                                     3.8

Weighted Average Effective Duration (years)                           3.0
--------------------------------------------------------------------------------

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.


Portfolio Highlights

Quality Diversification

                                                      Percent of   Percent of
                                                      Net Assets   Net Assets
                                                         6/30/98     12/31/98
--------------------------------------------------------------------------------

Quality Rating*

  AAA                                                        45%          37%

  AA                                                          8           14

  A                                                          25           25

  BBB                                                        15           20

  BB                                                          7            3

  B                                                        --              1
--------------------------------------------------------------------------------
Weighted Average Quality                                    AA-          AA-
--------------------------------------------------------------------------------

*Based on T. Rowe Price research.


Sector Diversification

                                                      Percent of   Percent of
                                                      Net Assets   Net Assets
                                                         6/30/98     12/31/98
--------------------------------------------------------------------------------

Corporate Bonds and Notes                                    49%          55%

  Consumer Products and Services                              7           15

  Banking and Finance                                        13           14

  Industrial                                                 10           10

  Utilities                                                  10            8

  All Other                                                   9            8

Asset-Backed Securities                                       7           10

Mortgage-Backed Securities                                   15           14

U.S. Government Obligations                                  19           14

U.S. Treasuries                                              12            5

  Government Agency Obligations                               7            9

Money Market Funds                                            8            6

Other Assets Less Liabilities                                 2            1
--------------------------------------------------------------------------------

Total                                                       100%         100%
--------------------------------------------------------------------------------


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Limited-Term Bond Portfolio

As of 12/31/98
                                                              Merrill Lynch
                                                              1-5 Year
                                                              Corporate/
                           Limited-Term                       Government
                           Bond Portfolio                     Bond Index

5/13/94                    10,000                             10,000

12/94                      10,262                             10,157

12/95                      11,276                             11,473

12/96                      11,643                             12,003

12/97                      12,428                             12,862

12/31/98                   13,332                             13,850


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Limited-Term Bond Portfolio
Periods Ended 12/31/98

                                                Since              Inception
         1 Year            3 Years          Inception                   Date
--------------------------------------------------------------------------------

          7.28%              5.74%              6.40%                5/13/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price Limited-Term Bond Portfolio

                                 For a share outstanding throughout each period
                         -------------------------------------------------------
                             Year                                     5/13/94
                            Ended                                     Through
                         12/31/98   12/31/97   12/31/96   12/31/95   12/31/94

NET ASSET VALUE

Beginning of period          4.96       4.93       5.06       4.92       5.00

Investment activities
  Net investment income      0.28       0.29       0.29       0.33       0.21
  Net realized and
  unrealized gain (loss)     0.07       0.03      (0.13)      0.14      (0.08)

  Total from investment
  activities                 0.35       0.32       0.16       0.47       0.13

Distributions

  Net investment income     (0.28)     (0.29)     (0.29)     (0.33)     (0.21)
  Net realized gain         (0.01)      --         --         --         --

  Total distributions       (0.29)     (0.29)     (0.29)     (0.33)     (0.21)

NET ASSET VALUE

End of period                5.02       4.96       4.93       5.06       4.92

Ratios/Supplemental Data

Total return*                7.28%      6.74%      3.26%      9.88%      2.62%

Ratio of expenses to
average net assets           0.70%      0.70%      0.70%      0.70%      0.70%!

Ratio of net
investment income to
average net assets           5.58%      5.91%      5.83%      6.60%      6.63%!

Portfolio turnover rate      50.9%      48.7%      97.7%      73.7%     146.0%!

Net assets,
end of period
(in thousands)             46,235     24,280     12,312      3,966      2,081

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets

T. Rowe Price Limited-Term Bond Portfolio
December 31, 1998

                                                     Par/Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

CORPORATE BONDS AND NOTES  55.1%

Banking and Finance  13.6%

ABN AMRO Bank (Chicago), N.V.
  Gtd. Sub. Notes
  7.25%, 5/31/05                                            500          535

American Express Credit
  8.50%, 6/15/99                                            100          102

American General Finance
  5.875%, 7/1/00                                            125          125

Aristar, Sr. Notes
  7.875%, 2/15/99                                            50           50

Banco Generale, (144a)
  7.70%, 8/1/02                                             250          236

Finova Capital, MTN
  5.98%, 2/27/01                                            150          150

First Union, Sub. Notes
  9.45%, 6/15/99                                            140          143

First USA Bank, MTN
  7.00%, 8/20/01                                            150          156

General Electric Capital, MTN
  6.15%, 11/5/01                                            250          256

Goldman Sachs Group, MTN, (144a)
  6.25%, 2/1/03                                             500          511

Heller Financial
  5.625%, 3/15/00                                           100          100

HSBC Finance Nederland
  Sub. Gtd. Notes, (144a)
  7.40%, 4/15/03                                             80           84

Intermediate American Development
  Bank, 6.375%, 10/22/07                                    375          403

Kansallis Osake Pankki (New York)
  Sub. Notes, 10.00%, 5/1/02                                350          395

Lincoln National
  6.50%, 3/15/08                                            340          344

MBNA, Sub. Notes
  7.25%, 9/15/02                                            150          153

Mercantile Safe Deposit & Trust
  6.53%, 7/3/00                                             200          203

Merrill Lynch
  7.00%, 3/15/06                                            500          531

Midlantic, Deb.
  9.25%, 9/1/99                                             100          102

Nationwide Mutual Life Insurance, (144a)
  6.50%, 2/15/04                                            149          153

Paine Webber Group
  7.875%, 2/15/03                                           500          525

Penske Truck Leasing
  6.65%, 11/1/00                                            150          154

Republic of New York, Deb.
  8.875%, 2/15/01                                           360          383

Salomon Smith Barney Holdings
  7.30%, 5/15/02                                            350          366

Union Planters, Sub. Notes
  6.25%, 11/1/03                                            135          137

                                                                       6,297

Consumer Products and Services  15.2%

Amvescap, Sr. Notes, (144a)
  6.375%, 5/15/03                                           350          353

Anheuser Busch, Deb.
  8.75%, 12/1/99                                            150          155

Beckman Instruments
  7.10%, 3/4/03                                             500          499

Coca Cola Femsa
  8.95%, 11/1/06                                            125          122

Comcast Cable Communications I
  Sr. Notes, 6.20%, 11/15/08                                400          407

Dayton Hudson
  6.625%, 3/1/03                                            200          207
  7.50%, 3/1/99                                             100          100

Grand Metropolitan Investment
  Zero Coupon, 1/6/04                                       750          565

Hospital Corporation America
  Deb., Zero Coupon, 6/1/01                                 500          421

Nabisco, 6.125%, 2/1/33                                     250          246

Pepsico, MTN
  5.75%, 1/2/03                                             300          304

Philip Morris
  7.25%, 9/15/01                                            284          295

Rite Aid, 6.70%, 12/15/01                                   500          510

Safeway, 5.75%, 11/15/00                                    500          500

Service Corporation International
  7.375%, 4/15/04                                           500          532

Sony, 6.125%, 3/4/03                                        425          436

Tenet Healthcare
  Sr. Sub. Notes
  8.625%, 1/15/07                                           350          364

USA Waste Services
  Sr. Notes
  6.50%, 12/15/02                                           325          331

Viacom, 6.75%, 1/15/03                                      150          154

Waste Management
  6.625%, 7/15/02                                           300          307

Watson Pharmaceuticals
  7.125%, 5/15/08                                           225          228

                                                                       7,036

Consumer Products  0.8%

PDV America
  7.875%, 8/1/03                                            400          364

                                                                         364

Industrials  9.7%

Alcan Aluminum
  5.875%, 4/1/00                                            130          131
  7.25%, 12/15/99                                           250          255

Allied-Signal
  5.75%, 3/15/01                                            300          298

Corning, Deb.
  8.75%, 7/15/99                                            100          102

Eaton Offshore, Gtd. Notes
  9.00%, 2/15/01                                            300          323

Hutchison Whampoa Finance, (144a)
  6.95%, 8/1/07                                             400          383

Ingersoll Rand, Sr. Notes
  6.255%, 2/15/01                                           250          254

International Paper, Deb.
  9.70%, 3/15/00                                            100          104

Lockheed, 6.75%, 3/15/03                                    475          493

Northrop Grumman
  8.625%, 10/15/04                                          300          336

Parker Hannifin, MTN
  5.65%, 9/15/03                                            500          501

Praxair, 6.15%, 4/15/03                                     300          300

Raytheon, 5.70%, 11/1/03                                    500          501

Toyota Motor Credit
  5.625%, 11/13/03                                          500          496

                                                                       4,477

Media and Communications  3.9%

Cox Communications
  8.875%, 3/1/01                                            300          320

MCI Communications
  Sr. Notes
  7.125%, 1/20/00                                           100          102

NWCG Holdings
  Sr. Secured Disc. Notes
  Zero Coupon, 6/15/99                                      150          146

Seagram Joseph E & Sons
  Sr. Notes
  6.40%, 12/15/03                                           500          493

Sprint Capital
  5.70%, 11/15/03                                           375          377

MCI Worldcom, Sr. Notes
  6.25%, 8/15/03                                            350          360

                                                                       1,798

Transportation  3.6%

CSX, 9.50%, 8/1/00                                          150          159

Delta Air Lines, Deb.
  9.875%, 5/15/00                                           185          195

ERAC USA Finance, (144a)
  6.375%, 5/15/03                                           325          329

Norfolk Southern
  6.95%, 5/1/02                                             500          522
  7.875%, 2/15/04                                           270          296

Northwest Airlines
  8.375%, 3/15/04                                           150          158

                                                                       1,659

Utilities  8.3%

CE Electric UK Funding
  Sr. Notes, (144a)
  6.853%, 12/30/04                                          300          309

Cleveland Electric
  Secured Notes
  7.19%, 7/1/00                                             150          151

Entergy Mississippi
  6.45%, 4/1/08                                             350          368

Houston Lighting & Power, MTN
  6.10%, 3/1/00                                             125          126

Midamerican Energy
  Sr. Notes
  6.50%, 12/15/01                                           100          102

National Rural Utilities
  5.00%, 10/1/02                                            500          493

Niagara Mohawk Power
  7.375%, 8/1/03                                            225          238
  Sr. Notes, 7.25%, 10/1/02                                 325          334

Orange & Rockland Utilities, Deb.
  6.14%, 3/1/00                                              50           50

Pacific Gas & Electric
  1st Mtg. Bonds
  8.75%, 1/1/01                                             200          212

Progress Capital Holdings, MTN
  (144a) 6.88%, 8/1/01                                      150          153

Public Service Electric & Gas
  Mtg. Bonds, 8.875%, 6/1/03                                175          199
  1st Ref. Mtg. Bonds
  6.25%, 1/1/07                                              75           78

Texas NM Power
  1st Mtg. Bonds
  9.25%, 9/15/00                                            300          314

Texas Power, Secured Deb.
  10.75%, 9/15/03                                           300          322

United Illuminating
  6.25%, 12/15/02                                           160          161

Williams, 6.125%, 2/15/02                                   225          225

                                                                       3,835

Total Corporate Bonds and Notes
(Cost $25,255)                                                        25,466


ASSET-BACKED SECURITIES  9.8%

Amresco Residential Securities
  6.925%, 6/25/25                                           350          355

Banc One Auto Grantor Trust
  6.27%, 11/20/03                                            98           99

California Infrastructure
  6.25%, 6/25/04                                            150          155
  6.38%, 9/25/08                                            500          526

Comed Transitional Funding Trust
  5.44%, 3/25/07                                            550          551

Fingerhut Master Trust
  6.07%, 2/15/05                                            325          331

Green Tree Financial
  8.35%, 3/15/20                                             75           76

Harley Davidson Eaglemark
  5.94%, 2/15/04                                            125          126
  6.35%, 10/15/02                                            43           43

IMC Home Equity Loan Trust
  Zero Coupon, 8/20/22                                      325          326

Neiman Marcus Credit Master Trust
  7.60%, 6/15/03                                            500          515

Newcourt Equipment
  5.393%, 5/20/04                                           500          495

NPF Receivables Trust, (144a)
  6.22%, 6/1/02                                             325          329

Sears Credit Account Master Trust
  5.25%, 10/16/08                                           500          490

Yamaha Motor Master Trust
  6.20%, 5/15/03                                            100          101

Total Asset-Backed Securities
(Cost $4,488)                                                          4,518


U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  14.4%

U.S. Government Agency Obligations  13.4%

Federal Home Loan Mortgage
  6.00%, 5/15/16                                            750          755

  5 year balloon
  5.00%, 6/1/99                                              48           48
  6.00%, 4/1/99                                              11           12

  7 year balloon
  6.50%, 12/1/99 - 5/1/05                                 1,476        1,491
  CMO, 6.92%, 1/25/12                                       120          120

  REMIC
  6.00%, 8/15/06 - 1/15/08                                1,360        1,362
  6.40%, 1/15/08                                            500          508
  7.50%, 8/25/05                                             14           15

Federal National Mortgage Assn.
  6.00%, 11/1/13                                            500          502
  7.00%, 4/1/09                                             329          336
  9.00%, 5/1/05 - 1/25/08                                   975        1,035

                                                                       6,184

U.S. Government Guaranteed Obligations  1.0%
Government National Mortgage Assn.
  I
  6.50%, 5/15/09                                            399          407
  10.00%, 11/15/09 - 3/15/19                                 68           75

  Midget, I
  10.00%, 2/15/01                                             6            6
  10.50%, 6/15/99                                             5            5

                                                                         493

Total U.S. Government Mortgage-Backed
Securities (Cost $6,648)                                               6,677


U.S. GOVERNMENT OBLIGATIONS/AGENCIES  13.5%

U.S. Government Agency Obligations  8.5%

Federal Home Loan Banks
  5.125%, 9/15/03                                         2,000        2,000
  5.625%, 3/19/01                                           700          710

Federal National Mortgage Assn.
  4.625%, 10/15/01                                          450          448
  7.15%, 4/11/07                                            425          476
  7.65%, 10/6/06                                            100          101

U.S. Department of Housing
  & Urban Development
  6.49%, 8/1/07                                             175          189

                                                                       3,924

U.S. Treasury Obligations  5.0%

U.S. Treasury Notes
  6.375%, 5/15/99                                           400          403
  6.50%, 8/31/01 - 10/15/06                                 975        1,058
  6.875%, 3/31/00                                           200          205
  7.25%, 5/15/04                                            600          672

                                                                       2,338

Total U.S. Government
Obligations/Agencies (Cost $6,119)                                     6,262

MUNICIPAL BONDS  0.1%

Taxable Municipal  0.1%

University of Miami, GO
  6.90%, 4/1/04                                              25           26

Total Municipal Bonds (Cost $25)                                          26


WARRANTS  0.0%

President Casinos, Warrants,
  9/30/99*+                                                 221            0

Total Warrants (Cost  $1)                                                  0


Money Market Funds  5.8%

Reserve Investment Fund
  5.42% #                                                 2,690        2,690

Total Money Market Funds (Cost $2,690)                                 2,690

Total Investments in Securities
98.7% of Net Assets (Cost  $45,226)                               $   45,639

Other Assets Less Liabilities                                            596

NET ASSETS                                                            46,235
                                                                      ------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                                     (22)

Accumulated net realized gain/loss -
net of distributions                                                      60

Net unrealized gain (loss)                                               413

Paid-in-capital applicable to 9,214,571
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
corporation authorized                                                45,784

NET ASSETS                                                            46,235
                                                                      ------

NET ASSET VALUE PER SHARE                                               5.02
                                                                        ----

#     Seven-day yield
*     Non-income producing
+ Securities contain some restrictions as to public resale total of such securities at period-end amounts to 0.00% of net assets.
CMO   Collateralized Mortgage Obligation GO General Obligation MTN Medium Term
      Note
REMIC Real Estate Mortgage Investment Conduit
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 6.14% of net assets.

The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price Limited-Term Bond Portfolio
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/98

Investment Income

Interest income                                                        2,169

Expenses
  Investment management
  and administrative                                                     242

Net investment income                                                  1,927

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                   241

Change in net unrealized gain
or loss on securities                                                    192

Net realized and unrealized gain (loss)                                  433

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 2,360
                                                                       -----

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price Limited-Term Bond Portfolio
In thousands

                                                      Year
                                                     Ended
                                                  12/31/98             12/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                          $   1,927             $    969
  Net realized gain (loss)                             241                  (20)
  Change in net unrealized
  gain or loss                                         192                  196

  Increase (decrease) in net
  assets from operations                             2,360                1,145

Distributions to shareholders
  Net investment income                             (1,926)                (970)
  Net realized gain                                    (91)                --
  Decrease in net assets
  from distributions                                (2,017)                (970)

Capital share transactions*
  Shares sold                                       31,647               17,436
  Distributions reinvested                           2,033                  970
  Shares redeemed                                  (12,068)              (6,613)

  Increase (decrease) in net
  assets from capital
  share transactions                                21,612               11,793

Net Assets

Increase (decrease) during period                   21,955               11,968
Beginning of period                                 24,280               12,312

End of period                                       46,235               24,280
                                                    ---------------------------

*Share information
  Shares sold                                        6,327                3,539
  Distributions reinvested                             406                  197
  Shares redeemed                                   (2,410)              (1,343)
  Increase (decrease) in
  shares outstanding                             $   4,323             $  2,393

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements

T. Rowe Price Limited-Term Bond Portfolio
December 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Limited-Term Bond Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on May 13, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities other than mortgaged-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $23,531,000 and $6,731,000, respectively, for the year ended December 31, 1998. Purchases and sales of U.S. government securities aggregated $13,099,000 and $8,594,000, respectively, for the year ended December 31, 1998.


Note 3 - Federal Income Taxes

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has utilized capital loss carryforwards of $86,000 in 1998.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $45,226,000. Net unrealized gain aggregated $413,000 at period-end, of which $583,000 related to appreciated investments and $170,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and
     T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $45,000 was payable at December 31, 1998. The fee, computed daily and paid monthly, is equal to 0.70% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.


T. Rowe Price Limited-Term Bond Portfolio

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $153,000 and are reflected as interest income in the accompanying Statement of Operations.


Report of Independent Accountants

To The Board of Directors and Shareholders of The
T. Rowe Price Limited-Term Bond Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Limited-Term Bond Portfolio (one of the portfolios comprising T. Rowe Price Fixed Income Series, Inc., hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 1999


Annual Meeting Results
--------------------------------------------------------------------------------

The Limited-Term Bond Portfolio held an annual meeting on October 15, 1998, to elect directors of the portfolio and to ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as the portfolio's independent accountants.

The results of voting were as follows (by number of shares):

For nominees to the Board of Directors of the Fixed Income Series:

Calvin W. Burnett
In favor:  24,000,736.909
Withheld:  564,517.886

Anthony W. Deering
In favor:  23,962,384.875
Withheld:  602,869.920

F. Pierce Linaweaver
In favor:  24,165,444.557
Withheld:  399,810.238

William T. Reynolds
In favor:  24,020,077.826
Withheld:  545,176.969

James S. Riepe
In favor:  24,173,797.911
Withheld:  391,456.884

John G. Schreiber
In favor:  24,170,127.757
Withheld:  395,127.038

M. David Testa
In favor:  24,172,762.942
Withheld:  392,491.853

For PricewaterhouseCoopers LLP as independent accountants:

In favor:  16,856,007.863
Withheld:  153,720.085
Abstained: 430,011.472


T. Rowe Price Limited-Term Bond Portfolio
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/98 We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $91,000 from long-term capital gains, subject to the 20% rate gains category.



Invest With Confidence(registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202


This report is authorized for dis-
tribution only to those who have
received a copy of the portfolio's
prospectus.

T. Rowe Price Investment Services, Inc., Distributor
TRP 656 (12/98)                                             K15-054  12/31/98